Exhibit 10.19

EXECUTION COPY

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of October 26, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guarantee”), made by DIVIDEND CAPITAL TOTAL REALTY TRUST INC., a Maryland corporation having its principal place of business at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202 and DIVIDEND CAPITAL TOTAL REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership having its principal place of business at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202 (each, a “Guarantor”), in favor of the Buyer referred to below.

RECITALS

Pursuant to that certain Master Repurchase Agreement, dated as of October 26, 2006 (as amended, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among JP Morgan Chase Bank, N.A. (as “Buyer”) and DCTRT Securities Holdco LLC and TRT Lending LLC (“Sellers”), Sellers have agreed to sell, from time to time, to Buyer certain Senior Mortgage Loans, Accommodation Loans, B-Notes/Junior Interests, Mezzanine Loans, CMBS, Synthetic CMBS, and CRE CDO, each as defined in the Repurchase Agreement (collectively, the “Purchased Assets”), upon the terms and subject to the conditions as set forth therein.  Pursuant to the terms of that certain Custodial Agreement dated October 26, 2006 (the “Custodial Agreement”) by and between Buyer, Sellers and LaSalle Bank National Association (the “Custodian”), the Custodian is required to take possession of the Purchased Assets, along with certain other documents specified in the Custodial Agreement, as the Custodian of Buyer and any future purchaser, on several delivery dates, in accordance with the terms and conditions of the Custodial Agreement.

It is a condition precedent to the purchasing by Buyer of the Purchased Assets pursuant to the Repurchase Agreement that the Guarantors shall have executed and delivered this Guarantee with respect to the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following: (a) all payment obligations owing by Sellers to Buyer under or in connection with the Repurchase Agreement and any other Transaction Documents; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by Buyer in the enforcement of any of the foregoing or any obligation of the Guarantors hereunder; and (d) any other obligations of Sellers with respect to Buyer under each of the Transaction Documents (collectively, the “Obligations”).

NOW, THEREFORE, in consideration of the foregoing premises, to induce Buyer to enter into the Transaction Documents and to enter into the transactions contemplated thereunder, the Guarantors hereby agree with Buyer, as follows:

1.             Defined Terms.  Unless otherwise defined herein, terms which are defined in the Repurchase Agreement and used herein are so used as so defined.

2.             Guarantee.  (a)  Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to Buyer the prompt and complete payment and performance of the Obligations by Sellers when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, and agrees to indemnify and hold harmless Buyer from any and all claims, damages, losses, liabilities, costs and expenses that may be incurred by or asserted or awarded against Buyer, in each case relating to or arising out of the Obligations, as the case may be, other than that result from the gross negligence, bad faith, willful misconduct, or breach of the Master Repurchase Agreement by any Indemnified Party.

(b)           Each Guarantor further agrees to pay, jointly and severally, any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.  This Guarantee shall remain in full force and effect until the later of (and at such time, this Guarantee shall automatically terminate) (i) the date upon which the Obligations are paid in full and (ii) the termination of the Repurchase Agreement, notwithstanding that from time to time prior thereto Sellers may be free from any Obligations.

(c)           No payment or payments made by a Seller or any other Person or received or collected by Buyer from a Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable under this Guarantee until the Obligations are paid in full.

(d)           Each Guarantor agrees that whenever, at any time, or from time to time, a Guarantor shall make any payment to Buyer on account of any liability hereunder, such Guarantor shall endeavor to promptly notify Buyer in writing that such payment is made under this Guarantee for such purpose.

3.             Subrogation.  Upon making any payment hereunder, each Guarantor shall be subrogated to the rights of Buyer against Sellers and any collateral for any Obligations with respect to such payment; provided that neither Guarantor shall seek to enforce any right or receive any payment by way of subrogation until all amounts due and payable by Sellers to Buyer under the Transaction Documents or any related documents have been paid in full; and provided further that such subrogation rights shall be subordinate in all respects to all amounts owing to Buyer under the Transaction Documents.

4.             Amendments, etc. with Respect to the Obligations.  Each Guarantor shall remain obligated hereunder, jointly and severally, notwithstanding that, without any reservation of rights against either Guarantor, and without notice to or further assent by either Guarantor, any demand for payment of any of the Obligations made by Buyer may be rescinded by Buyer and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Buyer, and any Transaction Document and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, and the failure of Buyer to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.  When making any demand hereunder against a Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Sellers, the other Guarantor or any other Person, and any failure by Buyer to make any such demand or to collect any payments from Sellers or any such other Guarantor or Person or any release of Sellers or such other Guarantor or Person shall not relieve such Guarantor of its Obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against either Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

5.             Guarantee Absolute and Unconditional.  (a)  Each Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Buyer upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between Sellers or either Guarantor, on the one hand, and Buyer, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee.  Each Guarantor waives promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Sellers or the Guarantee with respect to the Obligations.  This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity, regularity or enforceability of any agreement, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by a Seller against Buyer, (iii) any requirement that Buyer exhaust any right to take any action against a Seller or any other Person prior to or contemporaneously with proceeding to exercise any right against either Guarantor under this Guarantee or (iv) any other circumstance whatsoever (with or without notice to or knowledge of Sellers or either Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Sellers for the Obligations or of either Guarantor under this Guarantee, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against either Guarantor, Buyer may, but shall be under no obligation, to pursue such rights and remedies that Buyer may have against Sellers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by Buyer to pursue such other rights or remedies or to collect any payments from Sellers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Sellers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve either Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer against either Guarantor.  This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its respective successors and assigns thereof, and shall inure to the benefit of Buyer, and its respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this

Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Transaction Documents Sellers may be free from any Obligations.

(b)           Without limiting the generality of the foregoing, each Guarantor hereby agrees, acknowledges, and represents and warrants to Buyer as follows:

(i)       Guarantor hereby waives any defense arising by reason of, and any and all right to assert against Buyer any claim or defense based upon, an election of remedies by Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes such Guarantor’s subrogation rights, rights to proceed against Sellers, or any other guarantor for reimbursement or contribution, and/or any other rights of such Guarantor to proceed against Sellers against any other guarantor, or against any other person or security.

(ii)      Guarantor is presently informed of the financial condition of Sellers and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.  Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed about each Seller’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than Buyer for such information and will not rely upon Buyer for any such information.  Absent a written request for such information by Guarantor to Buyer, Guarantor hereby waives the right, if any, to require Buyer to disclose to Guarantor any information which Buyer may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

(iii)     Guarantor has independently reviewed the Transaction Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guarantee to Buyer, such Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any liens or security interests of any kind or nature granted by Sellers or any other guarantor to Buyer, now or at any time and from time to time in the future.

6.             Reinstatement.  This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Seller or any substantial part of a Seller’s property, or otherwise, all as though such payments had not been made.

7.             Payments.  Each Guarantor hereby agrees that the Obligations will be paid to Buyer without set-off or counterclaim in U.S. Dollars at the address specified in writing by Buyer.

8.             Representations and Warranties.  Each Guarantor represents and warrants that:

(a)           Guarantor has the legal capacity and the legal right to execute and deliver this Guarantee and to perform Guarantor’s obligations hereunder;

(b)           no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(c)           this Guarantee has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d)           the execution, delivery and performance of this Guarantee will not violate any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon Guarantor or any of its property or to which Guarantor or any of its property is subject (“Requirement of Law”), or any provision of any security issued by Guarantor or of any agreement, instrument or other undertaking to which Guarantor is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any lien on any of the properties or revenues of Guarantor pursuant to any Requirement of Law or Contractual Obligation of Guarantor;

(e)           no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or against any of Guarantor’s properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby (that, if adversely determined, would result in a material adverse effect); and

(f)            except as disclosed in writing to Buyer prior to the date hereof, Guarantor has filed or caused to be filed all tax returns which, to the knowledge of Guarantor, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against him or any of Guarantor’s property and all other taxes, fees or other charges imposed on him or any of Guarantor’s property by any Governmental Authority (other than (i) any the amount or validity of which are currently being contested in good faith by appropriate proceedings or (ii) the failure to do so would not result in a material adverse effect); no tax lien has been filed, and, to the knowledge of Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge.

Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Transaction under the Repurchase Agreement, on and as of such date of the Transaction, as though made hereunder on and as of such date.

9.             Severability.  Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.           Paragraph Headings.  The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

11.           No Waiver; Cumulative Remedies.  Buyer shall not by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Buyer would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

12.           Waivers and Amendments; Successors and Assigns; Governing Law.  None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and Buyer.  This Guarantee shall be binding upon the heirs, personal representatives, successors and assigns of each Guarantor and shall inure to the benefit of Buyer, and their respective successors and assigns.  THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

13.           Notices.  Notices by Buyer to either Guarantor and by either Guarantor to Buyer may be given by mail, or by telecopy transmission, addressed to such Guarantor or Buyer at the address or transmission number set forth under its signature below and shall be effective (a) in the case of mail, five days after deposit in the postal system, first class certified mail and postage pre-paid, (b) one Business Day following timely delivery to a nationally recognized overnight courier service for next Business Day delivery and (c) in the case of telecopy transmissions, when sent, transmission electronically confirmed.

14.           SUBMISSION TO JURISDICTION; WAIVERS.  EACH GUARANTOR AND BUYER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)                   SUBMITS FOR SUCH PARTY’S PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS TO WHICH EITHER GUARANTOR AND BUYER ARE A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF

NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B)                    CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C)                    AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO EITHER GUARANTOR AT SUCH GUARANTOR’S ADDRESS SET FORTH UNDER SUCH GUARANTOR’S SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH BUYER SHALL HAVE BEEN NOTIFIED;

(D)                    AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BUYER AT THE ADDRESS SET FORTH UNDER BUYER’S SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH GUARANTORS SHALL HAVE BEEN NOTIFIED; AND

(E)                    AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

15.           Integration.  This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by Buyer relative to the subject matter hereof not reflected herein.

16.           Acknowledgments.  Each Guarantor hereby acknowledges that:

(a)           Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the related documents;

(b)           Buyer has no fiduciary relationship to Guarantor, and the relationship between Buyer and Guarantor is solely that of surety and creditor; and

(c)           no joint venture exists between or among any of Buyer, Guarantor and Sellers.

17.           WAIVERS OF JURY TRIAL.  EACH GUARANTOR AND BUYER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR

ANY RELATED DOCUMENT AND FOR ANY COUNTERCLAIM HEREIN OR THEREIN.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

DIVIDEND CAPITAL TOTAL REALTY
OPERATING PARTNERSHIP, LP, a
Delaware limited partnership

By: Dividend Capital Total Realty Trust
Inc., a Maryland corporation, its general
partner

By:
Name:
Title:

Address for Notices: 518 Seventeenth Street,
17th Floor, Denver, Colorado 80202

DIVIDEND CAPITAL TOTAL REALTY
TRUST INC., a Maryland corporation

By:
Name:
Title:

Address for Notices: 518 Seventeenth Street,
17th Floor, Denver, Colorado 80202

JPMORGAN CHASE BANK, N.A., a
national banking association, solely as to
Sections 13, 14 and 17

By:
Name:
Title:

Address for Notices: 270 Park Avenue, 10th
Floor, New York, New York 10017-2014,
Attention: Mr. Kunal K. Singh